VANGUARD
PENNSYLVANIA
TAX-FREE FUND

Annual Report - November 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                                         [PHOTO]

John C. Bogle                                                   John J. Brennan
Chairman                                                              President


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . .       1

THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . . . . . . . . .       4

REPORT FROM THE ADVISER . . . . . . . . . . . . . . . . . . . . . .       6

PERFORMANCE SUMMARIES . . . . . . . . . . . . . . . . . . . . . . .       8

PORTFOLIO PROFILES  . . . . . . . . . . . . . . . . . . . . . . . .      10

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . .      13

REPORT OF INDEPENDENT ACCOUNTANTS   . . . . . . . . . . . . . . . .      28


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

During the twelve months ended November 30--Vanguard Pennsylvania
Tax-Free Fund's 1997 fiscal year--the prices of tax-exempt bonds edged higher, reflecting a modest decline in long-term interest rates in the face of continued mild inflation. Short-term interest rates, on the other hand, moved slightly higher.

         In this environment, the +3.5% return of our Money Market Portfolio surpassed that of its competitive group and the +6.2% return of our Insured Long-Term Portfolio fell short of that of its average peer. The table at right presents each Portfolio's twelve-month return, as well as its income and capital components.

------------------------------------------------------------------------
                                       COMPONENTS OF TOTAL RETURNS
                                   FISCAL YEAR ENDED NOVEMBER 30, 1997
                                   -------------------------------------
PORTFOLIO                           INCOME        CAPITAL      TOTAL
------------------------------------------------------------------------
Money Market                        +3.5%          0.0%        +3.5%
Insured Long-Term                   +5.5          +0.7         +6.2
------------------------------------------------------------------------



         The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.26 per share on November 30, 1996, to $11.27 per share on November 30, 1997, adjusted for dividends totaling $0.598 per share from net investment income and distributions totaling $0.064 per share from net realized capital gains. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Portfolio's yield stood at 4.80%, the Money Market Portfolio's yield at 3.70%.

FISCAL 1997 PERFORMANCE OVERVIEW

Steady economic growth teamed with low inflation to create a near-perfect environment for investors over the past twelve months. Interest rates began the period heading higher, a climb that was punctuated in March when the Federal Reserve Board raised its target for short-term rates by 25 basis points. However, that small increase was the only Fed action of the year. After peaking in mid-April, the yield on the benchmark U.S. Treasury long-term bond headed down to end the twelve months at 6.05%, more than one full percentage point below its apex of 7.17% on April 14. Yields on high-grade, long-term municipal bonds ended the period at 5.36%, down from 5.66% at the end of November 1996. Yields on top-grade short-term (MIG-1) notes rose on balance to 3.80% from 3.55% a year earlier.

         While the economic environment was kind to bonds, it truly worked wonders for equities. Low inflation, continued strong growth in corporate earnings, and a record level of consumer confidence combined to drive stocks upward. Despite a severe shock in late October, the Standard & Poor's 500 Composite Stock Price Index posted a return of +28.5% for the fiscal year ended November 30.

       This year's generally placid interest-rate environment marked the second straight year of relative tranquillity in the bond market. However, we need not look far back for evidence that calm is by no means a constant in the bond market. During fiscal 1995, bond prices soared as interest rates fell sharply. Just the opposite was true during 1994, when the bond market suffered one of its worst years ever. For bond fund investors, the important lesson is that fluctuations in bond (and bond fund) prices, which can have a significant impact on returns from year to year, tend to wash away over longer periods, leaving the rate of interest income--the coupon--as the dominant source of long-term returns.

       The +6.2% annual total return for the Pennsylvania Insured Long-Term Portfolio fell behind the +6.7% annual return for the average Pennsylvania municipal bond fund.

This shortfall versus our average peer was a result of the generally lower credit quality (and therefore slightly higher yields) of bonds owned by many other Pennsylvania long-term tax-free funds. For example, many of our competitors own BBB-rated bonds--lower-quality securities that, by design, are not included in our Portfolio. While our dedication to the highest quality can be a detriment over short periods, we believe this approach is in the best long-term interests of our shareholders.

         Our return for the fiscal year also lagged the +7.2% return of the Lehman Brothers Municipal Bond Index. This "all-state" Index, of course, is a tough standard for any single state tax-free fund, existing as it does outside the real world of operating expenses and transaction costs. Overall, the total return of our Insured Long-Term Portfolio received a slight boost from the price increase engendered by the decline in interest rates, while the lion's share of our return during the twelve months came from interest income. Our Money Market Portfolio's +3.5% return, all of which came from interest income, outpaced the +3.2% return of its average peer.

         For Pennsylvania residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these advantages, investors in the Pennsylvania Insured Long-Term Portfolio who are taxed at the highest combined federal-state marginal tax rate can earn 50% more after-tax income than they could in a comparable long-term taxable bond fund. For similarly situated investors in our Money Market Portfolio, the yield of MIG-1 notes at the end of the fiscal year was 23% higher than the after-tax yield of three-month U.S. Treasury bills. Put another way, a yield of 5.4% on a tax-exempt long-term portfolio would be the equivalent of a 9.2% taxable yield to Pennsylvania tax-payers subject to the highest tax rates. For a tax-exempt short-term yield of 3.8%, the taxable equivalent would be 6.5%. These advantages are truly remarkable, as reflected in the table above, which generally compares the annual net income earned on tax-exempt and taxable securities as of November 30, 1997, assuming a $100,000 investment.

---------------------------------------------------------------------
                                       ILLUSTRATION OF INCOME ON A
                                    HYPOTHETICAL $100,000 INVESTMENT
                                    ---------------------------------
                                       SHORT-TERM        LONG-TERM
---------------------------------------------------------------------

Taxable gross income                    $ 5,200          $ 6,100
Less taxes (41.3%)                       (2,100)          (2,500)
Net after-tax income                      3,100            3,600
---------------------------------------------------------------------
Tax-exempt income                       $ 3,800          $ 5,400
---------------------------------------------------------------------
Tax-exempt income advantage             $   700          $ 1,800
---------------------------------------------------------------------
Percentage advantage                        23%              50%
---------------------------------------------------------------------

The illustration assumes current yields (as of November 30, 1997) of 6.1% for long-term U.S. Treasury bonds, 5.2% for U.S. Treasury bills, 5.4% for long-term municipals, and 3.8% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6% and the top state tax rate of 2.8%; local taxes are not considered. The illustration is not intended to represent future results.


         We emphasize that these examples ignore two important differences in credit quality between state-specific municipal bond funds and U.S. Treasury bond funds: (1) Treasuries are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating assets in securities from a particular economic region.

         For our Insured Long-Term Portfolio, the added credit risk is substantially mitigated by private insurance, which in effect guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold.

         Because portfolio insurance is generally not available for short-term securities, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. This Group carefully scrutinizes the credit quality of our holdings, which on average have earned Moody's Investors Service's highest quality rating for shorter-term securities. That said, we point out that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The accompanying table compares the longer-term performance of our Portfolios with those of their average peers. It also illustrates our performance edge over our competitors--a difference we call the "Vanguard Advantage."

       Our expense-ratio advantage over our typical competitor plays a key role in our performance advantage. Our Portfolios maintain expense ratios (annual expenses as a percentage of average net assets) of about 0.20%, compared with the 1.04% expense ratio of the average competitive long-term state tax-free fund, and 0.60% for the average state tax-free money market fund. This cost savings, which flows directly to our shareholders, has been available year after year, and we expect it to continue to aid us in our goal of providing returns that exceed those of our competitive norms. Vanguard Fixed Income Group plays a key role too, managing the Portfolios ably and maintaining a level of investment quality that we believe is without peer in the industry.

         Over the past several years--indeed, on balance for more than 15 years--bond investors have benefited from returns that are above longer-term averages. Because long-term yields are at lower levels today than for most of the recent past, it is virtually certain that returns for the next decade will not match those of the past decade.

----------------------------------------------------------------------------------
                                               TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 1997*
                            ------------------------------------------------------
                              AVERAGE                      FINAL VALUE OF A
                            ANNUAL RATE              $10,000 INITIAL INVESTMENT**
                            ------------------------------------------------------
                                   AVERAGE                   AVERAGE
PORTFOLIO             VANGUARD    COMPETING    VANGUARD     COMPETING    VANGUARD
(INCEPTION DATE)      PORTFOLIO     FUND       PORTFOLIO      FUND       ADVANTAGE
----------------------------------------------------------------------------------
Money Market**
   (6/13/1988)           +4.0%       +3.9%      $14,487       $14,307        $180
Insured Long-Term+
   (4/7/1986)            +8.8        +8.4        23,249        22,367         882
----------------------------------------------------------------------------------

 *For Money Market Portfolio, annualized return since inception, for Insured
  Long-Term Portfolio, annualized ten-year return.
**Assuming reinvestment of all income dividends and capital gains distributions.


IN SUMMARY

Bond investors have enjoyed a long period of generally declining interest rates, while stock investors have experienced a stretch that is nothing short of remarkable. But a sensible investor understands that the financial markets are not a one-way street. Risk is an ever-present element of investing, even when the markets are providing generous rewards.

       That said, the greatest risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program of stock funds, bond funds, and reserves, one that is suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you should be prepared to "stay the course" toward your investment goals, no matter what lies ahead.

/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

John C. Bogle                                        John J. Brennan
Chairman of the Board                                President

December 22, 1997

THE MARKETS IN PERSPECTIVE
Year Ended November 30, 1997

U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

         Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

         Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.

--------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED NOVEMBER 30, 1997
                                             -----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                               28.5%         31.1%         20.2%
   Russell 2000 Index                          23.4          22.7          16.8
   MSCI EAFE Index                             -0.1           6.5          11.6
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                  7.6%         10.3%          7.6%
   Lehman 10-Year Municipal Bond Index          7.1          10.3           7.5
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                  5.2           5.4           4.7
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         1.8%          2.6%          2.6%
--------------------------------------------------------------------------------


         While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

         The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

         By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

Long-term tax-exempt bonds enjoyed a light tailwind in the 12-month period ended November 30, 1997, the fiscal year for Vanguard Pennsylvania Tax-Free Fund. A slight decline in bond yields raised the prices of existing bonds, augmenting returns from interest income. Yields on short-term tax-exempt securities rose slightly on balance over the year.

THE INSURED LONG-TERM PORTFOLIO

For the Insured Long-Term Portfolio, fiscal 1997 was another period of positive performance. As in the previous fiscal year, most of our return represented coupon income derived from Portfolio holdings. Because of Vanguard's characteristically low expense ratio--0.18% of average net assets in fiscal 1997--the vast majority of the gross interest collected by the Portfolio flows through to shareholders.

         During the fiscal year, yields on 30-year high-quality municipal securities fell 0.20 percentage point, from 5.45% to 5.25%. In comparison, the yield on the 30-year U.S. Treasury bond declined 0.30 percentage point, from 6.35% to 6.05%. Despite the relatively narrow difference between yields at the beginning and end of the year, the path was far from direct.

         During the first half of the year, robust expansion of the U.S. economy and steady job growth caused concern among fixed-income investors that inflation would accelerate. Yields rose, and in April the yield on the 30-year Treasury bond peaked at 7.17%. However, inflation remained in check, and investors came to welcome the economy's steady growth as sustainable without upward price pressure. This led to a rally in bond prices after midyear. Later, the bond market got an additional boost from a dramatic meltdown in Asian currency and equity markets. This instability triggered a "flight to quality" in which many investors bought U.S. Treasury securities, pushing yields even lower. (A "flight to quality" is a movement of capital to the safest investments as people seek to protect themselves from loss during an unsettling period in a market.)

         Two factors in the tax-exempt bond market have led to tightened yield differentials between bond sectors. First, the current environment of low interest rates has prompted many fixed-income investors to stretch for additional yield by purchasing low-quality securities. This additional demand has reduced the interest-rate premium that investors normally require before they will buy bonds with poorer credit quality. Second, the increased use of municipal bond insurance by issuers to boost the credit quality of their securities reduced the availability of low-investment-grade securities. Today, approximately 50% of all new municipal bond issues are insured and carry an AAA rating.

         The combination of increased demand for and diminished supply of lower-quality securities has caused a dramatic decline in the yield spreads between tax-exempt bonds of higher and lower credit quality. For example, at the beginning of fiscal 1997, an investor could receive 0.75 percentage point of additional income for purchasing the lowest-quality investment-grade municipal bond rather than the highest-quality bond. By November 30, that spread had fallen to only
0.35 percentage point. We do not expect a continued tightening of quality spreads, but we cannot predict when spreads might widen. In the meantime, shareholders in the Insured Long-Term Portfolio are getting the highest credit quality while giving up very little in incremental yield.

       Vanguard's low-cost structure proved its value during the fiscal year as investors tended to stretch further for yield and reduced their credit protection. The powerful advantage of our low expense ratio--0.18% versus 1.04% for the average long-term state tax-free fund--allows more tax-exempt investment income to flow directly to shareholders without requiring us to incur higher credit risk. Cost has been especially important in recent years when income, not capital change, has accounted for the majority of return for fixed-income investments. Over the long-term, low expenses correlate directly with superior portfolio performance.

         In summary, we think that the current environment bodes well for tax-exempt investors. With moderate economic growth and subdued inflation, fixed-income investments offer a consistent, durable return, which provides an important anchor to windward in a diversified portfolio. In this realm, the Insured Long-Term Portfolio offers the advantages of low expenses, high credit quality, and income that is exempt from both state and federal taxes. It is a combination difficult to surpass.

THE MONEY MARKET PORTFOLIO

Yields on one-year, tax-exempt money market instruments remained essentially unchanged during the second half of the fiscal year, despite the onset of summer's busy municipal borrowing season. The benchmark one-year MIG-1 note closed the fiscal year with a yield of 3.80%, up 0.25 percentage point from the yield at the start of the period. By way of comparison, we note that the yield on one-year U.S. Treasury bills rose only 0.14 percentage point on balance over the fiscal year, finishing with a yield of 5.49%. This increase was marginal despite an increase of 0.25 percentage point in the federal funds rate engineered in March by the Federal Reserve Board's Open Market Committee. The net result of these market movements was a more favorable environment for municipal money market investors, as the ratio of one-year MIG-1 note yields to yields on one-year Treasuries rose from 66.4% at the start of the fiscal year to 69.2% at its end.

         The Money Market Portfolio is positioned neutrally as we begin the new fiscal year. This strategy affords the Portfolio maximum flexibility in the face of uncertainty, as the financial markets weigh the strength demonstrated by the U.S. economy against the potential impact of continued economic turmoil in Asia. What is certain, however, is that Vanguard Pennsylvania Tax-Free Fund will continue to be managed conservatively with an emphasis on high quality. This will allow the consistency and durability of Vanguard's low expenses to work on behalf of our shareholders.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

December 19, 1997


INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating with stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by Pennsylvania state, county, and municipal governments.

PERFORMANCE SUMMARY
Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 13, 1988-NOVEMBER 30, 1997
---------------------------------------------------------
                 MONEY MARKET PORTFOLIO            AVERAGE
                                                    FUND*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1988           0.0%        2.5%        2.5%          2.5%
1989           0.0         6.4         6.4           6.4
1990           0.0         5.9         5.9           5.9
1991           0.0         4.6         4.6           4.6
1992           0.0         3.0         3.0           2.9
1993           0.0         2.4         2.4           2.2
1994           0.0         2.6         2.6           2.4
1995           0.0         3.7         3.7           3.5
1996           0.0         3.4         3.4           3.1
1997           0.0         3.5         3.5           3.2
---------------------------------------------------------

*Average Pennsylvania Tax-Exempt Money Market Fund.

See Financial Highlights table on page 24 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 13, 1988-NOVEMBER 30, 1997
----------------------------------------------------------------
             MONEY MARKET        AVERAGE PENNSYLVANIA TAX-EXEMPT
              PORTFOLIO               MONEY MARKET FUND
----------------------------------------------------------------
Jun 13, 88      10000                      10000
  1988  08      10113                      10107
  1988  11      10254                      10249
  1989  02      10407                      10392
  1989  05      10582                      10565
  1989  08      10747                      10741
  1989  11      10909                      10900
  1990  02      11065                      11044
  1990  05      11229                      11209
  1990  08      11386                      11382
  1990  11      11548                      11541
  1991  02      11698                      11679
  1991  05      11832                      11815
  1991  08      11955                      11949
  1991  11      12079                      12071
  1992  02      12182                      12155
  1992  05      12278                      12256
  1992  08      12356                      12345
  1992  11      12437                      12420
  1993  02      12513                      12473
  1993  05      12588                      12544
  1993  08      12659                      12623
  1993  11      12734                      12690
  1994  02      12803                      12737
  1994  05      12879                      12811
  1994  08      12961                      12904
  1994  11      13062                      12994
  1995  02      13176                      13085
  1995  05      13305                      13208
  1995  08      13422                      13338
  1995  11      13543                      13445
  1996  02      13659                      13535
  1996  05      13773                      13641
  1996  08      13883                      13763
  1996  11      13998                      13863
  1997  02      14112                      13949
  1997  05      14235                      14062
  1997  08      14359                      14197
  1997  11      14487                      14307
----------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED NOVEMBER 30, 1997
                                   ---------------------------------------
                                                              SINCE          FINAL VALUE OF A
                                   1 YEAR      5 YEARS      INCEPTION       $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
Money Market Portfolio             3.49%        3.10%        3.99%               $14,487
Average Pennsylvania
  Tax-Exempt Money Market Fund     3.20         2.87         3.86                 14,307
-----------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION
                                 INCEPTION                       ------------------------
                                    DATE        1 YEAR   5 YEARS  CAPITAL   INCOME  TOTAL
-----------------------------------------------------------------------------------------
Money Market Portfolio          6/13/1988        3.45%    3.06%    0.00%    4.00%   4.00%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Insured Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1997
---------------------------------------------------------
               INSURED LONG-TERM PORTFOLIO         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1986           3.0%        4.7%         7.7%         8.1%
1987          -9.9         6.6         -3.3         -0.2
1988           4.5         7.5         12.0         10.6
1989           4.7         7.5         12.2         11.0
1990           0.3         7.0          7.3          7.7
1991           2.8         6.9          9.7         10.3
1992           5.0         6.7         11.7         10.0
1993           5.8         6.1         11.9         11.1
1994         -10.7         5.3         -5.4         -5.2
1995          12.0         6.5         18.5         18.9
1996           0.2         5.6          5.8          5.9
1997           0.7         5.5          6.2          7.2
---------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997
-----------------------------------------------------------
                INSURED         AVERAGE           LEHMAN
               LONG-TERM      PENNSYLVANIA    MUNICPAL BOND
               PORTFOLIO     MUNICIPAL FUND      INDEX
-----------------------------------------------------------
1987 11         10000             10000          10000
1988 02         10787             10761          10618
1988 05         10574             10615          10543
1988 08         10873             10946          10777
1988 11         11202             11292          11063
1989 02         11480             11540          11277
1989 05         12063             12013          11757
1989 08         12196             12232          11960
1989 11         12565             12530          12281
1990 02         12652             12606          12434
1990 05         12881             12746          12617
1990 08         12799             12829          12728
1990 11         13479             13330          13227
1991 02         13761             13594          13580
1991 05         14133             13917          13888
1991 08         14463             14313          14228
1991 11         14779             14658          14584
1992 02         15186             15013          14936
1992 05         15542             15299          15252
1992 08         16221             15972          15816
1992 11         16502             16163          16045
1993 02         17543             17141          16991
1993 05         17680             17177          17076
1993 08         18361             17975          17746
1993 11         18466             18062          17824
1994 02         18548             18118          17931
1994 05         18260             17500          17498
1994 08         18511             17797          17778
1994 11         17462             16766          16893
1995 02         19109             18237          18275
1995 05         19772             18956          19098
1995 08         19902             19120          19355
1995 11         20688             19949          20087
1996 02         20926             20079          20295
1996 05         20613             19690          19971
1996 08         21016             20076          20369
1996 11         21881             20957          21268
1997 02         22007             21019          21413
1997 05         22192             21173          21625
1997 08         22754             21806          22253
1997 11         23249             22367          22793

------------------------------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED NOVEMBER 30, 1997
                                               ----------------------------------   FINAL VALUE OF A
                                               1 YEAR      5 YEARS      10 YEARS   $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                    6.21%        7.09%         8.80%              $23,249
Average Pennsylvania Municipal Fund            6.73         6.71          8.38                22,367
Lehman Municipal Bond Index                    7.17         7.27          8.59                22,793
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                               10 YEARS
                                                 INCEPTION                           ------------------------
                                                   DATE        1 YEAR     5 YEARS    CAPITAL   INCOME   TOTAL
-------------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                       4/7/1986      8.05%      7.18%      2.62%    6.49%    9.11%
-------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
------------------------------------------------
Yield                                       3.7%
Average Maturity                         43 days
Average Quality                            MIG-1
Expense Ratio                              0.20%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
MIG-1/SP-1                                 51.8%
A-1/P-1                                    44.8
AAA/AA                                      2.4
A                                           1.0
-----------------------------------------------
Total                                     100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and SP-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.


FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       247
Yield                                                 4.8%
Yield to Maturity                                     4.9%
Average Coupon                                        5.8%
Average Maturity                                 8.9 years
Average Quality                                        AAA
Average Duration                                 6.4 years
Expense Ratio                                        0.18%
Cash Reserves                                         0.0%



VOLATILITY MEASURES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                 PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.03            1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       3.5%
1-5 Years                                         26.5
5-10 Years                                        36.1
10-20 Years                                       28.2
20-30 Years                                        5.7
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
-------------------------------------------------------

[GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               98.4%
AA                                                 1.6
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

FINANCIAL STATEMENTS
November 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE       MARKET
                                                                             MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                           COUPON          DATE              (000)        (000)
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.4%)
----------------------------------------------------------------------------------------------------------------------
Allegheny County PA GO VRDO                                        3.85%   12/4/1997            $  4,775    $   4,775
Allegheny County PA Higher Educ. Auth. VRDO
   (Univ. of Pittsburgh)                                           3.75%   12/4/1997 LOC          24,920       24,920
Allegheny County PA Higher Educ. Auth. VRDO
   (Univ. of Pittsburgh)                                           3.85%   12/4/1997 LOC           5,510        5,510
Allegheny County PA Hosp. Dev. Auth. CP (Health Center Dev.)       3.75%   2/23/1998 LOC           6,800        6,800
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp.)                                       3.80%   12/3/1997 LOC          23,000       23,000
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp.)                                       3.90%   12/3/1997 LOC          19,550       19,550
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp.-Pittsburgh)                                   3.80%   12/4/1997 (1)           2,000        2,000
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp.-Pittsburgh)                                   3.80%   12/4/1997 (1)          20,350       20,350
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Health & Educ. Research)                                       3.90%   12/3/1997 LOC           3,200        3,200
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Presbyterian Univ. Health System)                              3.80%   12/1/1997 (1)           3,750        3,750
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Presbyterian Univ. Health System)                              3.85%   12/4/1997 LOC           3,065        3,065
Allegheny County PA Hosp. Dev. Auth. VRDO
   (South Hills Health System)                                     3.85%   12/3/1997 LOC           8,400        8,400
Allegheny  County PA PCR CP (Duquesne Light Co.)                   3.70%    2/5/1998 LOC           5,000        5,000
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)                 3.85%   12/3/1997 LOC           3,900        3,900
Beaver County PA PCR CP (Duquesne Light Co.)                       3.80%   1/20/1998 LOC          13,400       13,400
Beaver County PA PCR CP (Duquesne Light Co.)                       3.75%   2/19/1998 LOC           5,000        5,000
Beaver County PA PCR CP (Duquesne Light Co.)                       3.75%   2/24/1998 LOC          17,950       17,950
Berks County PA IDA CP (Citizens Utility Co.)                      3.80%   2/18/1998               4,200        4,200
Chester County PA IDA VRDO (Archdiocese of Philadelphia)           3.80%   12/1/1997 LOC          20,000       20,000
Cumberland County PA Municipal Auth. PUT (Dickinson College)       3.75%   11/2/1998 LOC          13,310       13,310

----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE       MARKET
                                                                              MATURITY            AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                              COUPON        DATE             (000)        (000)
----------------------------------------------------------------------------------------------------------------------
Dauphin County PA General Auth. Rev. VRDO
   (Allhealth Pooled Finance Program)                                4.00%   12/3/1997 (4)       $50,000     $ 50,000
Dauphin County PA General Auth. Hosp. Rev. VRDO
   (Reading Hosp. & Medical Center)                                  3.85%   12/3/1997            12,800       12,800
Delaware County PA IDA Airport Fac. Rev. VRDO
   (United Parcel Service)                                           3.80%   12/2/1997            41,900       41,900
Delaware County PA IDA PCR VRDO (PECO)                               3.75%   12/2/1997 LOC         5,800        5,800
Delaware County PA IDA Rev. VRDO (BP Exploration & Oil)              3.85%   12/2/1997             3,000        3,000
Delaware County PA IDA Rev. VRDO (Resource Recovery Fac.)            3.85%   12/3/1997            22,500       22,500
Delaware County PA IDA Solid Waste Rev. VRDO
   (Scott Paper Co. Project)                                         3.80%   12/3/1997            72,105       72,105
Delaware County PA  PCR CP (PECO)                                    3.75%  12/31/1997 (3)         5,000        5,000
Delaware County PA  PCR CP (PECO)                                    3.75%   2/19/1998 (3)         6,300        6,300
Delaware County PA  PCR CP (PECO)                                    3.75%   2/26/1998 (3)         4,900        4,900
Delaware County PA  PCR CP (PECO)                                    3.80%   2/12/1998 (3)         9,300        9,300
Emmaus PA General Auth. Local Govt. Rev. VRDO                        4.00%   12/3/1997            93,300       93,300
Emmaus PA General Auth. Local Govt. Rev. VRDO (Allentown City)       3.95%   12/3/1997 LOC         8,000        8,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Altoona Area School Dist.)                                       3.95%   12/3/1997 LOC        14,400       14,400
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Council Rock School Dist.)                                       3.95%   12/3/1997 LOC        10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (East Penn School Dist.)                                          3.95%   12/3/1997 LOC        13,000       13,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Hatboro-Horsham School Dist.)                                    3.95%   12/3/1997 LOC         9,500        9,500
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Lower Merion School Dist.)                                       3.95%   12/3/1997 LOC        15,000       15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Nazareth PA Area School Dist.)                                   3.95%   12/3/1997 LOC        10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Oxford Area School Dist.)                                        3.95%   12/3/1997 LOC         7,900        7,900
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Pocono Mountain School Dist.)                                    3.95%   12/3/1997 LOC         7,900        7,900
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Red Lion Area School Dist.)                                      4.05%   12/3/1997 LOC         3,500        3,500
Emmaus PA General Auth. Local Govt. Rev. VRDO (Southern York)        3.95%   12/3/1997 LOC         3,250        3,250
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Southmoreland School Dist.)                                      3.95%   12/3/1997 LOC         5,200        5,200
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Upper Merion School Dist.)                                       3.95%   12/3/1997 LOC        10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (West Shore School Dist.)                                         3.95%   12/3/1997 LOC        10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Wissahickon School Dist.)                                        3.95%   12/3/1997 LOC        10,000       10,000
Geisinger Health System Auth. of PA VRDO (Geisinger Health System)   3.80%   12/2/1997            57,900       57,900
Greater Latrobe PA School Auth. Building Rev. PUT                    4.10%    4/1/1998 (4)         1,295        1,295
Lehigh County PA Auth. Rev. VRDO (Lehigh Valley Hosp.)               3.80%   12/2/1997 (2)        10,700       10,700
Lehigh County PA IDA PCR TOB VRDO (Pennsylvania Power & Light)       3.95%   12/4/1997 (1)         3,200        3,200
Mercerburg Borough PA Auth. VRDO (Mercerburg College)                4.05%   12/3/1997 LOC         7,500        7,500
Montgomery County PA Higher Educ. & Health Auth
   (Bryn Mawr Hosp.)                                                9.375%   12/1/1997 (Prere.)    5,000        5,100
Montgomery County PA IDA PCR CP (PECO)                               3.75%   12/1/1997 LOC        24,980       24,980
Montgomery County PA IDA PCR CP (PECO)                               3.75%  12/10/1997 LOC         4,350        4,350
Montgomery County PA IDA PCR CP (PECO)                               3.75%   3/11/1998 LOC         7,000        7,000
Montgomery County PA VRDO                                            3.95%   12/3/1997             1,400        1,400
Northampton County PA IDA VRDO (Citizens Utility Co.)                3.95%   12/3/1997             8,375        8,375
Northeastern PA Hosp. & Educ. Auth. VRDO
   (Allhealth Pooled Finance Program)                                3.95%   12/3/1997 LOC        15,100       15,100
Northeastern PA Hosp. & Educ. Auth. VRDO
   (Wyoming Valley Health Care Obligated Group)                      3.85%   12/3/1997 (2)        41,800       41,800
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)       3.70%  12/12/1997 (1)        14,800       14,800

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE         MARKET
                                                                             MATURITY              AMOUNT         VALUE*
MONEY MARKET PORTFOLIO                                            COUPON         DATE               (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)     3.75%    2/20/1998 (1)           4,900          4,900
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)     3.75%    2/24/1998 (1)          10,300         10,300
Pennsylvania GO                                                    5.00%   10/15/1998               9,690          9,797
Pennsylvania GO CP                                                 3.75%    12/9/1997               2,500          2,500
Pennsylvania GO CP                                                 3.80%    1/22/1998              13,800         13,800
Pennsylvania GO CP                                                 3.85%    1/22/1998               1,600          1,600
Pennsylvania Higher Educ. Assistance Agency
   Student Loan Rev. VRDO                                          4.00%    12/3/1997 LOC         103,100        103,100
Pennsylvania Higher Educ. Assistance Agency
   Student Loan Rev. VRDO                                          4.05%    12/5/1997 LOC          20,000         20,000
Pennsylvania Higher Educ. Fac. Auth. (Bryn Mawr College)           5.00%    12/1/1997 (1)           2,155          2,155
Pennsylvania Higher Educ. Fac. Auth. PUT (Bucknell Univ.)          4.75%     4/1/1998 LOC           2,600          2,618
Pennsylvania Higher Educ. Fac. Auth. PUT (Duquesne Univ.)          4.75%     4/1/1998 LOC           1,200          1,207
Pennsylvania Higher Educ. Fac. Auth. PUT (St. Joseph's Univ.)      4.75%     4/1/1998 LOC           1,800          1,813
Pennsylvania Higher Educ. Fac. Auth. PUT (Thomas Jefferson Univ.)  3.80%    2/17/1998               8,000          8,000
Pennsylvania Higher Educ. Fac. Auth. RAN VRDO (Temple Univ.)       3.90%    12/2/1997 LOC          40,300         40,300
Pennsylvania Higher Educ. Fac. Auth. VRDO (Allegheny College)      3.85%    12/3/1997 LOC           3,000          3,000
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)  3.80%    12/2/1997              12,400         12,400
Pennsylvania Higher Educ. Fac. Auth. VRDO (Univ. of Pennsylvania)  3.85%    12/3/1997              78,600         78,600
Pennsylvania Intergovernmental Cooperative Auth                    5.00%    6/15/1998 (3)           9,550          9,609
Pennsylvania Intergovernmental Cooperative Auth                    5.60%    6/15/1998 (3)(ETM)      1,000          1,009
Pennsylvania Refunding & Projects GO                              10.00%    4/15/1998              16,000         16,366
Pennsylvania State Univ. Notes                                     4.25%    3/31/1998               2,500          2,504
Pennsylvania TAN                                                   4.50%    6/30/1998             107,750        108,232
Pennsylvania Univ. Funding TAN (Temple Univ.)                      4.75%    5/18/1998              11,500         11,544
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. PUT
   (Pennsylvania Hosp.)                                            3.95%     7/1/1998 (3)          24,200         24,200
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. of Philadelphia)                              3.80%    12/2/1997                 200            200
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Pennsylvania Hosp.)                                            4.00%    12/3/1997 (3)          28,400         28,400
Philadelphia PA IDA VRDO                                           3.80%    12/2/1997 LOC           4,200          4,200
Philadelphia PA  School Dist                                       6.60%     7/1/1998 (1)(ETM)      4,815          4,893
Philadelphia PA Water & Waste Water Rev. PUT                       3.82%     8/5/1998 (1)          37,000         37,000
Pittsburgh PA Public Parking Auth                                  4.80%    12/1/1997 (3)           1,800          1,800
St. Mary's Hosp. Auth. PA Rev. Refunding VRDO
   (Franciscan Health System)                                      3.80%    12/2/1997 LOC          19,230         19,230
St. Mary's Hosp. PA VRDO (Catholic Health Initiatives)             4.00%    12/3/1997              23,100         23,100
Sayre PA Health Care Fac. Auth. VRDO                               3.85%    12/3/1997 (2)          70,070         70,070
Scranton-Lackawanna PA Health & Welfare Auth. VRDO
   (Mercy Health System)                                           3.85%    12/3/1997               6,700          6,700
Univ. of Pittsburgh PA Higher Educ. VRDO                           3.75%    12/4/1997 LOC          34,900         34,900
Univ. of Pittsburgh PA Refunding Rev                               4.50%     6/1/1998 (1)           2,400          2,408
York County PA IDA PCR VRDO (PECO)                                 3.75%    12/2/1997 LOC             640            640
York County PA IDA PCR VRDO (Public Service Electric & Gas)        3.65%    12/3/1997 (1)           5,200          5,200
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,604,430)                                                                                           1,604,430
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              15,242
Liabilities                                                                                                      (21,714)
                                                                                                              -----------
                                                                                                                  (6,472)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 1,598,046,349 outstanding shares of beneficial
  interest (unlimited authorization--no par value)                                                           $ 1,597,958
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $1.00
=========================================================================================================================

*See Note A in Notes to Financial Statements.

For explanations of abbreviations and other references, see page 21.

----------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT       PER
 MONEY MARKET PORTFOLIO                                                                               (000)     SHARE
----------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $1,598,045     $1.00
 Undistributed Net Investment Income                                                                     --        --
 Accumulated Net Realized Losses                                                                        (87)       --
 Unrealized Appreciation                                                                                 --        --
----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,597,958     $1.00
======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
INSURED LONG-TERM  PORTFOLIO                                           COUPON        DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (102.8%)
-----------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (97.4%)
Allegheny County PA GO                                                  0.00%    5/1/2003 (2)           $12,315   $    9,679
Allegheny County PA GO                                                  5.00%   10/1/2008 (3)             5,955        6,044
Allegheny County PA GO                                                  5.10%   10/1/2009 (3)             1,760        1,786
Allegheny County PA GO                                                  5.15%   10/1/2010 (3)             6,570        6,639
Allegheny County PA GO                                                  6.00%    5/1/2010 (2)             3,030        3,214
Allegheny County PA GO                                                  6.00%    5/1/2012 (2)             3,000        3,197
Allegheny County PA Hosp. Dev. Auth. (Magee Women's Hosp.)              6.00%   10/1/2010 (3)             4,235        4,696
Allegheny County PA Hosp. Dev. Auth. (Mercy Hosp.)                      6.75%    4/1/2001 (2)(Prere.)     4,500        4,926
Allegheny County PA Hosp. Dev. Auth.
   (Presbyterian Univ. Health System)                                   6.00%   11/1/2012 (1)             3,000        3,119
Allegheny County PA Hosp. Dev. Auth.
   (Presbyterian Univ. Health System)                                  7.125%    7/1/1999 (1)(Prere.)     6,835        7,283
Allegheny County PA Hosp. Dev. Auth.
   (Presbyterian Univ. Health System)                                   7.60%    3/1/1998 (1)(Prere.)     5,000        5,147
Allegheny County PA Hosp. Dev. Auth. (Univ. of Pittsburgh)              5.60%    4/1/2017 (1)             2,000        2,055
Allegheny County PA Hosp. Dev. Auth. VRDO
    (Children's Hosp.-Pittsburgh)                                       3.80%   12/4/1997 (1)             1,300        1,300
Allegheny County PA Port Auth.                                          4.50%    3/1/1998 (2)             6,000        6,011
Allegheny County PA Sanitation Auth.                                    5.50%   12/1/2013 (3)            19,000       19,361
Allegheny County PA Sanitation Auth.                                    5.50%   12/1/2016 (3)            23,665       24,022
Allegheny County PA Sanitation Auth.                                    6.00%   12/1/2019 (1)            20,000       21,547
Allegheny County PA Sanitation Auth.                                    6.25%   12/1/2014 (1)             9,660       10,642
Allegheny County PA Sanitation Auth.                                    6.50%   12/1/2011 (3)             8,000        8,596
Altoona City PA Auth.                                                   6.50%   11/1/2004 (3)(Prere.)    19,790       22,476
Altoona City PA Auth.                                                   6.50%   11/1/2019 (3)               210          233
Beaver County PA IDA (Ohio Edison)                                      7.00%    6/1/2021 (3)            22,715       24,773
Beaver County PA IDA (Ohio Edison)                                      7.10%    6/1/2018 (3)             5,000        5,388
Berks County PA GO                                                      0.00%  11/15/2013 (3)(ETM)        7,250        3,160
Berks County PA GO                                                      0.00%  11/15/2014 (3)(ETM)        8,615        3,559
Berks County PA GO                                                      0.00%  11/15/2015 (3)(ETM)        6,250        2,438
Berks County PA GO                                                      5.75%  11/15/2012 (3)             7,750        7,979
Berks County PA Hosp. Rev. (Reading Hosp.)                              5.70%   10/1/2014 (1)             4,500        4,792
Berks County PA Hosp. Rev. (Reading Hosp.)                              6.10%   10/1/2023 (1)            16,500       17,540
Bethlehem PA School Dist.                                              5.375%    9/1/2009 (3)             5,855        6,087
Blair County PA Hosp. Auth. (Altoona Hosp.)                             6.50%    7/1/2022 (2)             8,500        9,236
Boyertown PA Area School Dist.                                          6.10%    3/1/2015 (2)             6,000        6,240
Butler County PA GO                                                     6.00%   7/15/2012 (3)             5,185        5,394
Center City Philadelphia PA Business Improvement                        5.50%   12/1/2015 (2)             6,955        7,143
Center Township PA Sewer Auth.                                          5.50%   4/15/2011 (1)             2,375        2,443
Central Dauphin PA School Dist. GO                                      0.00%    6/1/2004 (2)             4,800        3,584
Central Greene PA School Dist.                                          6.50%   8/15/2004 (1)(Prere.)     5,500        6,188
Chester County PA Health & Educ. (Chester County Hosp.)                5.875%    7/1/2016 (1)             7,870        8,271
Chester County PA Health & Educ. (Jefferson Health System)             5.125%   5/15/2018 (2)++          12,445       12,114
Chester County PA Health & Educ. (Jefferson Health System)              5.25%   5/15/2022 (2)++          22,250       21,770
Coatesville PA School Dist. GO                                          5.75%    4/1/2015 (4)            10,080       10,546
Cornwall Lebanon PA Suburban Joint School Dist.                        5.875%    3/1/2014 (3)             5,635        5,848
Cornwall Lebanon PA Suburban Joint School Dist.                         5.90%    3/1/2011 (3)             3,270        3,442
Corry PA Area School Dist. GO                                           5.50%  12/15/2010 (1)             4,000        4,108
Dauphin County PA General Auth. (West Pennsylvania Hosp.)               5.50%    7/1/2013 (1)             5,000        5,087
Delaware County PA Auth. College Rev. (Haverford College)               5.40%  11/15/2013 (1)             1,750        1,777
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)         5.50%   8/15/2013 (1)            12,000       12,326
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)        7.125%   8/15/1999 (1)(Prere.)     5,160        5,515
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)         7.20%   8/15/1999 (1)(Prere.)     8,000        8,560
Delaware River Joint Toll Bridge Comm. PA & NJ                          6.00%    7/1/2018 (3)             3,040        3,168
Delaware River Port Auth. PA & NJ                                       5.50%    1/1/2026 (3)            21,450       21,714
Delaware River Port Auth. PA & NJ                                       6.50%    1/1/2009 (2)             4,500        4,607
Delaware River Port Auth. PA & NJ                                      7.375%    1/1/2007 (2)            13,500       14,217
Dover Township PA Sewer Auth.                                           5.50%   11/1/2017 (1)             2,235        2,278
Dover Township PA Sewer Auth.                                           5.55%   11/1/2022 (1)             4,000        4,058

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
INSURED LONG-TERM  PORTFOLIO                                           COUPON        DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Erie County PA Hosp. Auth. (St. Vincent Health Care)                   6.125%    7/1/2013 (1)          $  3,900    $   4,178
Fort LeBoeuf PA School Dist. GO                                         5.80%    1/1/2013 (1)             5,500        5,672
Garnet Valley PA School Dist. GO                                        5.70%    4/1/2011 (2)             3,000        3,088
Greensburg Salem PA School Dist. GO                                     6.45%   9/15/2018 (1)             7,500        8,097
Haverford Township PA School Dist.                                      6.25%    6/1/2004 (3)(Prere.)    11,500       12,659
Hazleton PA Area School Dist.                                           5.50%    3/1/2011 (3)++           3,740        3,908
Hazleton PA Area School Dist.                                           5.75%    3/1/2012 (3)++           3,945        4,210
Hazleton PA Area School Dist.                                           5.75%    3/1/2003 (3)(Prere.)    11,875       12,714
Hazleton PA Area School Dist.                                           6.00%    3/1/2016 (3)++          18,245       19,905
Lancaster PA Higher Educ. Auth. (Franklin & Marshall College)           6.60%   4/15/2010 (1)             4,940        5,328
Lancaster PA Higher Educ. Auth. (Franklin & Marshall College)           6.70%   4/15/2012 (1)             4,000        4,330
Lancaster PA School Dist. GO                                           5.375%   2/15/2017 (3)             5,590        5,628
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)     5.625%    7/1/2025 (1)            10,000       10,144
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)      5.70%    7/1/2010 (1)             3,905        4,111
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)      7.00%    7/1/2016 (1)             4,415        5,343
Lehigh County PA GO                                                     6.00%  10/15/1999 (2)(Prere.)     1,000        1,035
Lewisburg PA Area School Dist. GO                                       6.20%    6/1/2002 (1)(Prere.)     3,500        3,770
Lewisburg PA Area School Dist. GO                                       6.25%    6/1/2002 (1)(Prere.)     3,685        3,977
Ligonier Valley PA School Dist. GO                                      6.00%    3/1/2019 (1)             6,000        6,299
Lycoming County PA College Auth. (PA College of Technology)             5.40%   11/1/2008 (2)             6,000        6,170
Manheim PA Central School Dist. GO                                      6.85%    3/1/2008 (3)             2,705        2,902
Mars PA Area School Dist. GO                                            6.25%    9/1/2004 (3)(Prere.)     4,000        4,416
McKeesport PA Area School Dist. GO                                      0.00%   10/1/2004 (1)             1,040          765
McKeesport PA Area School Dist. GO                                      0.00%   10/1/2005 (1)             1,050          733
McKeesport PA Area School Dist. GO                                      0.00%   10/1/2006 (1)             2,015        1,332
McKeesport PA Area School Dist. GO                                      0.00%   10/1/2007 (1)             2,080        1,302
McKeesport PA Area School Dist. GO                                      0.00%   10/1/2008 (1)             2,270        1,340
McKeesport PA Area School Dist. GO                                      0.00%   10/1/2009 (1)             2,020        1,123
McKeesport PA Area School Dist. GO                                      0.00%   10/1/2010 (1)             1,840          961
McKeesport PA Area School Dist. GO                                      0.00%   10/1/2011 (1)             1,835          905
Montgomery County PA Higher Educ. & Health Auth.
   (Abington Memorial Hosp.)                                            6.00%    6/1/2022 (2)            10,160       10,660
Montgomery County PA Higher Educ. & Health Auth.
   (Abington Memorial Hosp.)                                            6.10%    6/1/2012 (2)             5,000        5,319
Montgomery County PA IDA PCR (PECO)                                     6.70%   12/1/2021 (1)            12,000       13,090
Mount Lebanon PA Hosp. Dev. Auth. (St. Clair Memorial Hosp.)            6.25%    7/1/2006 (3)             9,250       10,337
Nazareth PA School Dist.                                                5.50%  11/15/2015 (2)             1,500        1,532
Neshaminy PA School Dist. GO                                            5.70%   2/15/2014 (3)             8,795        9,167
Neshaminy PA School Dist. GO                                            6.30%   8/15/2002 (3)(Prere.)    10,000       10,844
North Hills PA School Dist. GO                                          5.25%  11/15/2017 (3)             7,440        7,446
North Penn PA Water Auth.                                              6.125%   11/1/2010 (3)             5,140        5,456
North Wales PA Water Auth.                                              5.25%   11/1/2019 (3)            12,350       12,223
North Wales PA Water Auth.                                             6.125%   11/1/2012 (3)             3,000        3,146
North Wales PA Water Auth.                                             6.125%   11/1/2022 (3)             8,300        8,714
North Wales PA Water Auth.                                              6.25%   11/1/2014 (3)             2,300        2,503
Northampton County PA Higher Educ. Auth. (Lehigh Univ.)                 7.10%  11/15/2009 (1)             7,035        7,525
Northampton County PA Hosp. Auth. (Easton Hosp.)                        6.25%    1/1/2019 (1)            10,000       10,636
Northampton County PA Hosp. Auth. (Easton Hosp.)                       7.875%    1/1/2019 (5)               285          301
Northampton County PA IDA PCR (Central Metro Edison)                    6.10%   7/15/2021 (1)             4,410        4,739
Northeastern PA Hosp. & Educ. Health (Wyoming Valley Health)            5.25%    1/1/2016 (2)             6,560        6,544
Northeastern PA Hosp. & Educ. Health (Wyoming Valley Health)            5.25%    1/1/2026 (2)             5,350        5,227
Northumberland County PA Commonwealth Lease                             6.25%  10/15/2001 (1)(Prere.)    13,600       14,573
Penn Hills PA GO                                                        5.80%   12/1/2002 (2)(Prere.)    11,735       12,521
Penn Trafford PA School Dist. GO                                        5.85%    5/1/2014 (1)             2,435        2,525
Pennsylvania Convention Center Auth.                                    0.00%    9/1/2004 (3)(ETM)        5,000        3,677
Pennsylvania Convention Center Auth.                                    6.00%    9/1/2019 (3)(ETM)       12,600       13,816
Pennsylvania Convention Center Auth.                                    6.70%    9/1/2016 (3)(ETM)       19,150       22,335
Pennsylvania GO                                                        5.125%   3/15/2017 (2)             7,990        7,906
Pennsylvania GO                                                         5.25%   5/15/1998 (3)             8,200        8,255
Pennsylvania GO                                                        5.375%   5/15/2010 (3)            13,800       14,339
Pennsylvania GO                                                        5.375%   5/15/2012 (3)            16,570       17,033

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
                                                                       COUPON        DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania GO                                                        5.375%   5/15/2014 (3)           $14,000    $  14,238
Pennsylvania Higher Educ. Auth.
   (Allegheny Delaware Valley Obligated Group)                          5.50%  11/15/2008 (1)             2,000        2,108
Pennsylvania Higher Educ. Auth.
   (Allegheny Delaware Valley Obligated Group)                         5.875%  11/15/2016 (1)            20,000       21,074
Pennsylvania Higher Educ. Auth.
   (Allegheny Delaware Valley Obligated Group)                         5.875%  11/15/2021 (1)             9,545       10,013
Pennsylvania Higher Educ. Auth. (Bryn Mawr College)                    5.625%   12/1/2014 (1)             2,200        2,292
Pennsylvania Higher Educ. Auth. (College and Univ. Rev.)                7.20%    1/1/2004 (2)             2,165        2,171
Pennsylvania Higher Educ. Auth. (Temple Univ.)                          6.50%    4/1/2021 (1)             6,000        6,471
Pennsylvania Intergovernmental Cooperative Auth.                        5.00%   6/15/1998 (3)            21,000       21,134
Pennsylvania Intergovernmental Cooperative Auth.                        5.00%   6/15/2022 (1)             9,500        9,011
Pennsylvania Intergovernmental Cooperative Auth.                        5.40%   6/15/2009 (3)             2,700        2,797
Pennsylvania Intergovernmental Cooperative Auth.                        5.50%   6/15/2010 (3)             3,700        3,838
Pennsylvania Intergovernmental Cooperative Auth.                       5.625%   6/15/2013 (3)             2,605        2,695
Pennsylvania Intergovernmental Cooperative Auth.                        6.00%   6/15/2006 (3)             1,200        1,318
Pennsylvania Intergovernmental Cooperative Auth.                        6.75%   6/15/2005 (3)(Prere.)    23,050       26,337
Pennsylvania Intergovernmental Cooperative Auth.                        7.00%   6/15/2005 (3)(Prere.)     2,250        2,607
Pennsylvania Turnpike Comm.                                             5.50%   12/1/2017 (3)+           16,000       16,204
Pennsylvania Turnpike Comm.                                             5.75%   12/1/2012 (2)            10,000       10,415
Pennsylvania Turnpike Comm.                                             6.00%    6/1/2015 (1)            28,800       30,101
Pennsylvania Turnpike Comm.                                             6.05%    6/1/1998 (1)             1,000        1,011
Pennsylvania Turnpike Comm.                                             6.25%    6/1/2011 (2)            14,390       15,445
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                      6.00%   12/1/2019 (2)             7,450        7,941
Philadelphia PA Airport Rev.                                            5.75%   6/15/2010 (3)             4,440        4,741
Philadelphia PA Airport Rev.                                            6.00%   6/15/2004 (3)             6,815        7,405
Philadelphia PA Gas Works                                               6.00%   5/15/2012 (2)            14,250       15,015
Philadelphia PA Gas Works                                               6.75%    1/1/2015 (2)            13,930       14,564
Philadelphia PA Gas Works                                               7.25%    1/1/2010 (2)            10,085       10,596
Philadelphia PA GO                                                      5.00%   5/15/2020 (1)            12,650       12,171
Philadelphia PA GO                                                      6.00%  11/15/2010 (3)             2,810        2,990
Philadelphia PA GO                                                      6.00%  11/15/2011 (3)             3,025        3,219
Philadelphia PA GO                                                      6.00%  11/15/2012 (3)             3,355        3,570
Philadelphia PA GO                                                      6.00%  11/15/2013 (3)             1,885        2,006
Philadelphia PA Muni. Auth. Lease Rev.                                  5.55%  11/15/2008 (3)             3,040        3,195
Philadelphia PA Muni. Auth. Lease Rev.                                  5.60%  11/15/2009 (3)             2,100        2,201
Philadelphia PA Muni. Auth. Lease Rev.                                  5.60%  11/15/2010 (3)             6,755        7,045
Philadelphia PA Muni. Auth. Lease Rev.                                  7.10%  11/15/2005 (1)             3,000        3,351
Philadelphia PA Parking Auth. Rev.                                      5.40%    9/1/2011 (2)             4,520        4,671
Philadelphia PA Parking Auth. Rev.                                      5.40%    9/1/2012 (2)             5,990        6,154
Philadelphia PA Parking Auth. Rev.                                      5.40%    9/1/2015 (2)             6,350        6,448
Philadelphia PA Parking Auth. Rev.                                      5.50%    9/1/2018 (2)             3,750        3,821
Philadelphia PA Parking Auth. Rev.                                     7.375%    9/1/1998 (2)(Prere.)    12,065       12,616
Philadelphia PA School Dist. GO                                         0.00%    7/1/2001 (2)            11,750       10,088
Philadelphia PA School Dist. GO                                         5.25%    4/1/2017 (2)             5,470        5,437
Philadelphia PA School Dist. GO                                         5.50%    9/1/2015 (2)             5,000        5,105
Philadelphia PA School Dist. GO                                         5.50%    9/1/2018 (2)             4,000        4,045
Philadelphia PA School Dist. GO                                         5.85%    7/1/2009 (1)             1,500        1,593
Philadelphia PA Water & Waste Water Rev.                                5.25%    8/1/2010 (2)             5,660        5,784
Philadelphia PA Water & Waste Water Rev.                                5.50%    8/1/2014 (1)            12,900       13,210
Philadelphia PA Water & Waste Water Rev.                                5.60%    8/1/2018 (1)             5,920        6,030
Philadelphia PA Water & Waste Water Rev.                                6.25%    8/1/2011 (1)             3,750        4,218
Philadelphia PA Water & Waste Water Rev.                                7.00%   6/15/2010 (3)            33,865       40,400
Philadelphia PA Water & Waste Water Rev.                                7.00%   6/15/2011 (3)            35,685       42,725
Pine Richland School Dist. PA                                           5.50%    9/1/2019 (4)             3,430        3,480
Pittsburgh PA GO                                                        5.20%    9/1/2006 (2)             1,175        1,224
Pittsburgh PA GO                                                        5.30%    9/1/2007 (2)             1,000        1,046
Pittsburgh PA GO                                                        5.50%    9/1/2014 (2)            10,500       10,993
Pittsburgh PA GO                                                        6.00%    3/1/2006 (1)            19,485       21,340
Pittsburgh PA GO                                                        6.00%    3/1/2007 (1)            14,720       16,154
Pittsburgh PA GO                                                        6.25%    9/1/2016 (1)            11,030       11,908
Pittsburgh PA Public Parking Auth.                                     5.875%   12/1/2012 (3)             8,200        8,593

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
INSURED LONG-TERM  PORTFOLIO                                           COUPON        DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Pittsburgh PA Water & Sewer System                                      5.00%    9/1/2023 (3)          $  3,700    $   3,515
Pittsburgh PA Water & Sewer System                                      5.60%    9/1/2018 (3)             5,000        5,096
Pittsburgh PA Water & Sewer System                                      7.25%    9/1/2014 (3)(ETM)       25,210       30,721
Pittsburgh PA Water & Sewer System                                     7.625%    9/1/2004 (3)(ETM)        5,370        6,240
Pocono Mountain PA School Dist. GO                                      5.75%   10/1/2009 (2)             6,000        6,220
Reading PA GO                                                          5.875%  11/15/2012 (2)            18,000       18,664
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)          7.00%    7/1/2009 (5)             1,000        1,057
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)          7.00%    7/1/2013 (5)             5,050        5,336
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)          7.00%   6/15/2015 (5)             1,770        1,871
Sayre PA Health Care Fac. Auth. (Guthrie Health Care System)            7.00%    3/1/2011 (2)             2,000        2,175
Sayre PA Health Care Fac. Auth. VRDO
     (VHA of Pennsylvania Pooled Capital Asset Finance Program)         3.85%   12/3/1997 (2)            14,700       14,700
Scranton-Lackawanna PA Health & Welfare Auth. (Mercy Health)           5.625%    1/1/2016 (1)             5,490        5,670
Scranton-Lackawanna PA Health & Welfare Auth. (Mercy Health)            5.70%    1/1/2023 (1)             9,205        9,490
Seneca PA Valley School Dist. GO                                        5.50%    7/1/2014 (3)             9,965       10,097
Seneca PA Valley School Dist. GO                                        5.75%    7/1/2010 (3)             4,000        4,140
South Fork PA Hosp. Auth. (Conemaugh Valley Hosp.)                     5.625%    7/1/2010 (6)+            2,300        2,451
South Fork PA Hosp. Auth. (Conemaugh Valley Hosp.)                      5.75%    7/1/2018 (6)             7,000        7,373
Southeastern PA Transp. Auth. Rev.                                      5.45%    3/1/2011 (3)             3,730        3,870
Spring-Ford PA Area School Dist. GO                                     6.50%    2/1/2004 (2)(Prere.)     8,260        9,322
Univ. of Pittsburgh PA                                                  5.25%    6/1/2017 (3)             6,995        7,001
Univ. of Pittsburgh PA                                                  5.50%    6/1/2008 (1)             4,750        5,034
Univ. of Pittsburgh PA                                                  5.50%    6/1/2009 (1)             5,010        5,290
Univ. of Pittsburgh PA                                                  5.50%    6/1/2010 (1)             5,285        5,542
Univ. of Pittsburgh PA                                                  5.50%    6/1/2014 (1)            12,620       13,011
Univ. of Pittsburgh PA                                                 6.125%    6/1/2002 (1)(Prere.)    25,025       27,292
Univ. of Pittsburgh PA                                                 6.125%    6/1/2021 (1)            13,545       14,427
Univ. of Pittsburgh PA                                                  6.25%    6/1/2002 (1)(Prere.)     2,760        3,024
Univ. of Pittsburgh PA                                                  6.25%    6/1/2012 (1)             1,490        1,613
Washington County PA Hosp. Auth. (Shadyside Hosp.)                     5.875%  12/15/2009 (2)            22,000       23,218
Washington County PA Hosp. Auth. (Washington Hosp.)                     6.75%    7/1/2012 (2)            10,000       10,722
West Allegheny PA School Dist.                                          6.25%    2/1/2014 (2)             6,155        6,567
West Jefferson Hills PA School Dist. GO                                 5.90%    8/1/2010 (3)             3,160        3,289
West Jefferson Hills PA School Dist. GO                                 5.95%    8/1/2014 (3)             7,180        7,416
West Mifflin PA School Dist. GO                                         5.35%   2/15/2009 (3)             1,555        1,603
West Mifflin PA School Dist. GO                                        5.625%   2/15/2015 (3)             7,000        7,209
Westmoreland County PA Auth.                                           6.125%    7/1/2017 (1)(ETM)        8,205        8,975
York County PA Solid Waste & Refuse Auth.                               5.50%   12/1/2013 (3)             6,750        7,066
York County PA Solid Waste & Refuse Auth.                               5.50%   12/1/2014 (3)             4,050        4,223
York County PA Southwestern School Dist. GO                             6.40%   6/15/2002 (3)(Prere.)     3,825        4,216
York PA City Sewer Auth.                                                0.00%   12/1/2012 (1)             3,235        1,493
                                                                                                                  -----------
                                                                                                                   1,700,669
                                                                                                                  -----------
NONINSURED (5.4%)
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)       3.75%   12/4/1997 LOC             5,900        5,900
Allegheny County PA Hosp. Dev. Auth. VRDO (Allegheny General Hosp.)     3.80%   12/3/1997 LOC               200          200
Allegheny County PA Hosp. Dev. Auth. VRDO (Allegheny General Hosp.)     3.90%   12/3/1997                 2,800        2,800
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp.-Pittsburgh)                                        3.80%   12/4/1997                   400          400
Allegheny County PA Hosp. Dev. Auth. VRDO (Health & Educ. Research)     3.90%   12/3/1997 LOC               700          700
Allegheny County PA Hosp. Dev. Auth. VRDO (Presbyterian Univ. Health)   3.85%   12/4/1997                 5,460        5,460
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)                      3.85%   12/3/1997 LOC             1,100        1,100
Delaware County PA Hosp. Auth. VRDO
   (Crozier-Chester Medical Center)                                     4.08%   12/3/1997 LOC             2,000        2,000
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                  3.85%   12/2/1997                 1,700        1,700
Delaware County PA IDA PCR VRDO (PECO)                                  3.75%   12/2/1997 LOC             1,525        1,525
Delaware County PA IDA VRDO (Scott Paper Co. Project)                   3.80%   12/3/1997                   800          800
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Hatboro-Horsham School Dist.)                                      3.95%   12/3/1997 LOC               100          100
Lancaster PA Higher Educ. Fac. Auth. VRDO
   (Franklin & Marshall College)                                        4.10%   12/3/1997                 4,000        4,000
Pennsylvania Higher Educ. Fac. Auth.
    (Univ. of Pennsylvania Health System Obligated Group)               5.75%    1/1/2012                 6,000        6,349

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
                                                                       COUPON        DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Auth.
   (Univ. of Pennsylvania Health System Obligated Group)                5.75%    1/1/2022                12,415       12,827
Pennsylvania Higher Educ. Fac. Auth.
    (Univ. of Pennsylvania Health System Obligated Group)              5.875%    1/1/2015                 1,800        1,890
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)       3.80%   12/2/1997                 8,000        8,000
Pennsylvania Higher Educ. Fac. Auth. VRDO
    (Univ. of Pennsylvania Health System Obligated Group)               3.85%   12/3/1997                 5,700        5,700
Pennsylvania Housing Single Family Mortgage Finance Agency              6.90%    4/1/2017                 5,950        6,310
Pennsylvania Housing Single Family Mortgage Finance Agency              7.55%    4/1/2016                 3,340        3,516
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
    (Children's Hosp. of Philadelphia)                                  3.80%   12/2/1997 LOC             1,100        1,100
Philadelphia PA Municipal Auth. Rev.                                   8.625%  11/15/2001 (Prere.)       15,500       18,213
Swarthmore Borough PA Auth. College Rev.                               7.375%   9/15/2018                 2,200        2,288
Univ. of Pittsburgh PA Higher Educ. VRDO                                3.75%   12/4/1997 LOC             2,100        2,100
                                                                                                                   ----------
                                                                                                                      94,978
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,684,380)                                                                                               1,795,647
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.8%)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  30,872
Payables for Securities Purchased                                                                                    (75,366)
Other Liabilities                                                                                                     (4,835)
                                                                                                                   ----------
                                                                                                                     (49,329)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------
Applicable to 154,934,393 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                        $1,746,318
=============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                             $11.27
=============================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with an aggregate value of $4,106,000 have been segregated as initial margin for open futures contracts.
For explanations of abbreviations and other references, see below.

-----------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $1,640,522        $10.59
 Undistributed Net Investment Income                                                                     --            --
 Overdistributed Net Realized Gains--Note D                                                          (5,380)         (.04)
 Unrealized Appreciation (Depreciation)--Note E
   Investment Securities                                                                            111,267           .72
   Futures Contracts                                                                                    (91)           --
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,746,318        $11.27
=============================================================================================================================

KEY TO ABBREVIATIONS

CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

++Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of November 30, 1997.

Scheduled principal and interest payments are
guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 MONEY           INSURED
                                                                                                MARKET         LONG-TERM
                                                                                             PORTFOLIO         PORTFOLIO
                                                                                          -------------------------------
                                                                                            YEAR ENDED NOVEMBER 30, 1997
                                                                                          -------------------------------
                                                                                                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                  $53,058          $ 93,249
                                                                                          -------------------------------
        Total Income                                                                           53,058            93,249
                                                                                          -------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                              216               250
        Management and Administrative                                                           2,123             2,259
        Marketing and Distribution                                                                466               360
    Custodian Fees                                                                                 24                23
    Auditing Fees                                                                                   8                 8
    Shareholders' Reports                                                                          18                25
    Annual Meeting and Proxy Costs                                                                  5                 7
    Trustees' Fees and Expenses                                                                     3                 4
                                                                                          -------------------------------
        Total Expenses                                                                          2,863             2,936
        Expenses Paid Indirectly--Note C                                                          (24)              (23)
                                                                                          -------------------------------
        Net Expenses                                                                            2,839             2,913
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          50,219            90,336
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                    (44)            2,930
    Futures Contracts                                                                              --            (5,263)
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                                                 (44)           (2,333)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                          --            14,353
    Futures Contracts                                                                              --              (351)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                   --            14,002
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $50,175          $102,005
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------------
                                                                MONEY MARKET                      INSURED LONG-TERM
                                                                  PORTFOLIO                           PORTFOLIO
                                                      -------------------------------     ---------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      ---------------------------------------------------------------------
                                                              1997               1996               1997              1996
                                                             (000)              (000)              (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $    50,219        $    42,630        $    90,336       $    86,734
    Realized Net Gain (Loss)                                  (44)                 5             (2,333)            7,701
    Change in Unrealized Appreciation (Depreciation)           --                 --             14,002            (3,588)
                                                      ---------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                      50,175             42,635            102,005            90,847
                                                      ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (50,219)           (42,630)           (90,336)          (86,734)
    Realized Capital Gain                                      --                 --             (9,435)           (5,205)
                                                      ---------------------------------------------------------------------
        Total Distributions                               (50,219)           (42,630)           (99,771)          (91,939)
                                                      ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              1,721,948          1,497,844            307,829           285,730
    Issued in Lieu of Cash Distributions                   45,994             39,116             69,664            64,214
    Redeemed                                           (1,541,322)        (1,365,267)          (284,646)         (266,653)
                                                      ---------------------------------------------------------------------
        Net Increase from Capital Share Transactions      226,620            171,693             92,847            83,291
---------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        226,576            171,698             95,081            82,199
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                   1,371,382          1,199,684          1,651,237         1,569,038
                                                      ---------------------------------------------------------------------
    End of Year                                        $1,597,958         $1,371,382         $1,746,318        $1,651,237
===========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                              1,721,948          1,497,844             27,683            25,792
    Issued in Lieu of Cash Distributions                   45,994             39,116              6,259             5,785
    Redeemed                                           (1,541,322)        (1,365,267)           (25,593)          (24,107)
                                                      ---------------------------------------------------------------------
        Net Increase in Shares Outstanding                226,620            171,693              8,349             7,470
===========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .034         .033         .036         .025         .024
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                              ------------------------------------------------------------
        Total from Investment Operations                        .034         .033         .036         .025         .024
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.034)       (.033)       (.036)       (.025)       (.024)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                              ------------------------------------------------------------
        Total Distributions                                    (.034)       (.033)       (.036)       (.025)       (.024)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
==========================================================================================================================

TOTAL RETURN                                                   3.49%        3.36%        3.69%        2.57%        2.38%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,598       $1,371       $1,200       $1,105         $935
    Ratio of Total Expenses to Average Net Assets              0.20%        0.19%        0.20%        0.20%        0.20%
    Ratio of Net Investment Income to Average Net Assets       3.42%        3.30%        3.62%        2.55%        2.35%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                              INSURED LONG-TERM PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                            --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1997          1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $11.26        $11.28       $10.07       $11.36       $10.96
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .598          .606         .612         .625         .631
    Net Realized and Unrealized Gain (Loss) on Investments     .074          .017        1.210       (1.211)        .624
                                                            --------------------------------------------------------------
        Total from Investment Operations                       .672          .623        1.822        (.586)       1.255
                                                            --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.598)        (.606)       (.612)       (.625)       (.631)
    Distributions from Realized Capital Gains                 (.064)        (.037)          --        (.079)       (.224)
                                                            --------------------------------------------------------------
        Total Distributions                                   (.662)        (.643)       (.612)       (.704)       (.855)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $11.27        $11.26       $11.28       $10.07       $11.36
==========================================================================================================================

TOTAL RETURN                                                  6.21%         5.77%       18.48%       -5.44%       11.90%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $1,746        $1,651       $1,569       $1,299       $1,496
    Ratio of Total Expenses to Average Net Assets             0.18%         0.19%        0.20%        0.20%        0.20%
    Ratio of Net Investment Income to Average Net Assets      5.37%         5.47%        5.63%        5.76%        5.61%
    Portfolio Turnover Rate                                      9%           13%          12%          16%          14%
--------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1997, the Fund had contributed capital aggregating $224,000 to Vanguard (included in Other Assets), representing 1.1% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1997, custodian fee offset arrangements reduced expenses of the Money Market and Insured Long-Term Portfolios by $24,000 and $23,000, respectively.

D. During the year ended November 30, 1997, the Insured Long-Term Portfolio purchased $381,571,000 of investment securities and sold $148,969,000 of investment securities, other than temporary cash investments.

      Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At November 30, 1997, the Insured Long-Term Portfolio had available a capital loss carryforward of $532,000 to offset future net capital gains through November 30, 2005.

E. At November 30, 1997, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $111,267,000, consisting of unrealized gains of $111,308,000 on securities that had risen in value since their purchase and $41,000 in unrealized losses on securities that had fallen in value since their purchase.

      At November 30, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized depreciation were:

            ----------------------------------------------------------------------------------------------
                                                                                      (000)
                                                                       -----------------------------------
                                                                          AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            PORTFOLIO/FUTURES CONTRACTS         SHORT CONTRACTS             VALUE             DEPRECIATION
            ----------------------------------------------------------------------------------------------
            Insured Long-Term/
               U.S. Treasury Bond                     350                  $41,661                $(91)
            ----------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Pennsylvania Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio and Insured Long-Term Portfolio (constituting Vanguard Pennsylvania Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998


SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD PENNSYLVANIA TAX-FREE FUND

This information for the fiscal year ended November 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

     Each Portfolio designates 100% of its income dividends as exempt-interest dividends.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                   are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

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Institutional Index Fund
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PRIMECAP Fund
Selected Value Portfolio
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Tax-Managed Fund
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Total International Portfolio
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LifeStrategy Portfolios
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Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
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Money Market Reserves
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Treasury Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)


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online@vanguard.com

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